SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2005
                                                         (August 31, 2005)

                              MARKET CENTRAL, INC.

         Delaware                       0-22969                  59-3562953
(State or other jurisdiction    (Commission File ID No.)     (IRS Employer No.)
of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 31, 2005, the Company entered into an agreement to sell all of the outstanding capital stock of E-Commerce Support Centers, Inc., a North Carolina corporation ("E-Commerce") and a wholly-owned subsidiary of the Company to Lion Development Group II, Inc. (the "Agreement"). The transaction was closed on August 31, 2005.

The Purchase Price for the assets was the sum of $1,000, and the assumption of all liabilities of E-Commerce. Additionally, the Company and the Purchaser agreed that on or before one year from the date of the closing, they would in good faith complete a reconciliation of claims against E-Commerce and the payment of such claims in order to compute the deferred portion of the purchase price. Such deferred purchase amount is 70% of the amount by which the cash received from a note owned by E-Commerce and the remaining balance of such note exceeds liabilities paid or agreed to be paid from the proceeds of the note. Such amount is due to the Company either in the form of cash or assignment of a portion of such note. At closing, the note had a principal balance of $929,004 and is payable over a remaining term of 40 months together with simple interest at an annual rate of five percent (5%), and is secured by certain assets of the obligor.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2005, the Company completed the sale of all of the capital stock of E-Commerce as described in Item 1.01.

E-Commerce was an inactive subsidiary of the Company.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)   None.

(b)   None.

(c)   None

(d) On September 2, 2005, Stuart J. Yarbrough was elected to the Board of Directors to fill a vacancy on the board and was also elected Chairman of the board. It is anticipated that Mr. Yarbrough will be elected to the Audit and Compensation Committees of the board. Mr. Yarbrough, age 54, is currently a principal in CrossHill Financial Group, a private equity funding, mezzanine financing and bridge financing company based in the Washington, D.C. area, which Mr. Yarbrough co-founded in 1994.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 6, 2005, Market Central, Inc. issued a press release announcing the foregoing change to its Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Business Acquired

      Not applicable.

(b)   Pro Forma Financial Information

The unaudited pro forma condensed financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2004. The unaudited pro forma condensed consolidated statement of loss for the nine months ended May 31, 2005, and the year ended August 31, 2004 are presented as if the disposition of the stock of E-Commerce referred to in Item 2.01 above had been completed as of September 1, 2003. The unaudited pro forma condensed consolidated balance sheet as of May 31, 2005 is presented as if the disposition had been completed as of September 1, 2004.

It is management's belief that the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the disposition on the historical information of the Company. The adjustments are set forth in the Pro Forma Adjustments column and further described in the notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations of the results that would have occurred had the sale actually been completed on the dates indicated above. The transaction will be recorded on the Company's consolidated financial statements as of the actual date of sale and such results may vary from the pro forma condensed consolidated financial information presented herein.

                                     Market Central, Inc.
                   Condensed Consolidated Pro Forma Unaudited Balance Sheet
                                         May 31, 2005

                                                                     PRO FORMA
                      ASSETS                         HISTORICAL      ADJUSTMENT     PRO FORMA
                                                     -----------------------------------------
Current Assets:
Cash and cash equivalents                            $ 1,716,813    $    19,973 (a)$ 1,736,786
Accounts receivable, net of allowance for doubtful
accounts of $0                                           518,593       (503,042)(a)     15,551
Related parties, net of allowance for doubtful
accounts of $0                                                --             --             --
Notes receivable                                         657,293       (257,293)(a)    400,000

Prepaid expenses and other assets                         64,179             --         64,179
                                                     -----------------------------------------
Total Current Assets:                                  2,956,878                     2,216,516
                                                     -----------------------------------------

Property and equipment:                                  189,614             --        189,614

Less:  accumulated depreciation                         (121,109)            --       (121,109)
                                                     -----------    -----------    -----------
Property and equipment, net:                              68,505             --         68,505

Other Assets:                                                 --             --
Notes receivable                                         713,707       (713,707)(a)         --

Goodwill                                                 745,050             --        745,050

Capitalized financing costs, net of amortization
of $7,420                                                240,154             --        240,154
Patents and trademarks, net of accumulated
amortization of $56,771                                   40,548             --         40,548
                                                     -----------------------------------------
Total other assets                                     1,739,459                     1,025,752
                                                     -----------------------------------------
Total assets                                         $ 4,764,842                   $ 3,310,773
                                                     =========================================

LIABILITIES AND DEFICIENCY IN STOCKHOLDER'S EQUITY
                                                     -----------------------------------------
Current Liabilities:
Accounts payable and accrued liabilities             $ 3,226,847     (1,483,936)(a)  1,742,911

Note payable to related parties                          365,148             --        365,148

Notes payable, current portion                             3,241             --          3,241
Due to Factor                                            115,884       (115,884)(a)         --

Accrued preferred stock dividend                         444,282             --        444,282
Current portion of capital lease obligation              593,012       (593,012)(a)         --

Deferred interest income                                 239,445             --        239,445
                                                     -----------------------------------------
Total Current Liabilities                              4,987,859                     2,795,027
                                                     -----------------------------------------
6.4% Convertible notes                                   526,221             --        526,221

Notes payable - related party                            854,852             --        854,852
Capital lease obligation - long-term portion              18,885        (18,885)(a)         --

Commitments and Contingencies                                 --             --             --
                                                                             --             --
Deficiency in Stockholders' Equity:                           --             --             --
Preferred stock, par value $.001 per share;
10,000,000 shares  authorized;  Series A - 5,557,005
 shares issued and outstanding                             5,557             --          5,557
Series B - 350,000 shares issued and outstanding             350             --            350
Common stock, par value, $.001 per share;
75,000,000 shares authorized; 6,916,385 shares
 issued and outstanding                                    6,916             --          6,916

Common stock receivable                                       --             --             --

Additional paid-in-capital                            35,666,786             --     35,666,786

Preferred stock dividend                                (875,000)            --       (875,000)
Accumulated deficit                                  (36,427,584)       757,648 (a)(35,669,936)
                                                     -----------------------------------------
Total shareholders' deficit                           (1,622,975)                     (865,327)
Total liabilities and deficiency in shareholders'    -----------------------------------------
equity                                               $ 4,764,842                   $ 3,310,773
                                                     =========================================

Notes to unaudited Pro Forma Condensed Consolidated Financial Information

The pro forma unaudited condensed consolidated balance sheet was prepared assuming the disposition occurred as of September 1, 2004 and include pro forma adjustments as follows:

(a) To record transaction with Lion Development Group II, Inc. for purchase of certain assets and assumption of certain liabilities of Ecom Support Centers, Inc. as follows:

              Cash received                          $     1,000
              Liabilities assumed                      2,211,717
              Less: Net book value of assets sold      1,455,069
              Pre-tax and after tax gain on sale     $   757,648


                              Market Central, Inc.
       Condensed Consolidated Pro Forma Unaudited Statement of Operations

                     For The Nine Months Ended May 31, 2005


                                                     HISTORICAL      PRO FORMA
                                                        2005        ADJUSTMENTS     PRO FORMA
                                                     -----------    -----------    -----------
Revenues, Net                                        $    11,677                   $    11,677

Cost of Sales                                                 --                            --
                                                     -----------                   -----------
Gross Profit                                              11,677                        11,677
                                                     -----------                   -----------
Operating Expenses:

Selling, General & Administrative                      2,424,898                     2,424,898

Depreciation and Amortization                             41,579                        41,579
                                                     -----------                   -----------
TOTAL OPERATING EXPENSES                               2,466,477                     2,466,477

LOSS FROM OPERATIONS                                  (2,454,800)                   (2,454,800)
                                                     -----------                   -----------

Other Income (expenses):                                 223,822                       223,822

Interest Income (Expenses)                            (1,193,145)                   (1,193,145)
                                                     -----------                   -----------
Total Other (Income) expenses                           (969,323)                     (969,323)
                                                     -----------                   -----------
Loss from continuing operations, (Before
income taxes and discontinued operations)             (3,424,123)                   (3,424,123)

Provision for Income Taxes                                    --                            --

Loss from Continuing Operations, before
Discontinued Operations                               (3,424,123)                   (3,424,123)

Loss from Discontinued Operations                     (1,085,432)     1,085,432 (a)         --
Gain from disposal of discontinued
operations                                               552,491       (552,491)(a)         --
                                                     -----------                   -----------
NET LOSS                                              (3,957,064)                   (3,424,123)
                                                     -----------                   -----------
Preferred stock dividend - beneficial
conversion feature
Cumulative convertible preferred stock
dividend requirements                                   (382,712)                     (382,712)
                                                     -----------                   -----------
Net loss attributable to Common Shareholders         $(4,339,776)                  $(3,806,835)
                                                     ===========                   ===========

Net loss per common share                            $     (0.35)                  $     (0.31)
Continuing operations:                               $     (0.31)                  $     (0.31)
Discontinued operations:                             $     (0.04)                  $        --

WEIGHTED AVERAGE SHARES OUTSTANDING:

Basic and assumed diluted                             12,456,895                    12,456,895

                                     Market Central, Inc.
                    Condensed Consolidated Pro Forma Unaudited Statement of
                                          Operations
                              For The Year Ended August 31, 2004

                                                                    PRO FORMA
                                                     HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                     -----------    -----------    -----------
Revenues, net                                        $ 7,732,021    $(7,702,432)(a)$    29,589

Cost of sales                                          5,519,077     (5,511,365)(a)      7,712
                                                     -----------                   -----------
Gross profit                                           2,212,944                        21,877

Operating expenses:

Selling, general and administrative                    6,387,490     (4,208,659)(a)  2,178,831

Depreciation and amortization                            576,115       (533,769)(a)     42,346
                                                     -----------                   -----------
Total operating expenses                               6,963,605                     2,221,177

Loss from operations                                  (4,750,661)                   (2,199,300)

Other income (expenses):

Interest income (expenses)                              (513,343)       403,644 (a)   (109,699)
                                                     -----------                   -----------
Total other expenses                                    (513,343)                     (109,699)

Loss from continuing operations, before income
taxes and discontinued operations                     (5,264,004)                   (2,308,999)

Provision for income taxes                                    --                            --
                                                     -----------                   -----------
Loss from continuing operations, before
discontinued operations                               (5,264,004)                   (2,308,999)

Loss from discontinued operations                     (5,203,534)                   (5,203,534)

Gain from disposal of discontinued operations          2,784,371                     2,784,371
                                                     -----------                   -----------
Net (loss)                                           $(7,683,167)                  $(4,728,162)
                                                     ===========                   ===========

Preferred stock dividend - beneficial conversion
feature                                                 (875,000)                     (875,000)
Cumulative convertible preferred stock dividend
requirements                                             (61,067)                      (61,067)
                                                     -----------                   -----------
Net loss attributable to common shareholders         $(8,619,234)                  $(5,664,229)
                                                     ===========                   ===========

Net (loss) per common share (basic and assumed
diluted)                                             $     (0.65)                  $     (0.43)

Continuing operations:                                     (0.47)                        (0.25)

Discontinued operations:                                   (0.18)                        (0.18)

Weighted Average Shares Outstanding
Basic and assumed diluted                             13,293,655                    13,293,655

Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

The pro forma unaudited condensed consolidated statements of operations for the nine months ended May 31, 2005 and for the year ended August 31, 2004 have been presented assuming the disposition occurred as of September 1, 2003 and include pro forma adjustments as follows:

(a)   To remove the operations of the call center assets that was sold.

Note that the discontinued operations shown in the statement of operations for the year ended August 31, 2004 relate to the sale of another subsidiary of the Company.

(c)   Exhibits

      10.1  Stock Purchase Agreement

      99.1 Press Release dated September 6, 2005, regarding the election of Stuart J. Yarbrough as a director and Chairman of the board of directors of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      MARKET CENTRAL, INC.
                                     (Registrant)


Dated: September 6, 2005              By: /s/ Clifford Clark
                                        ----------------------------------------
                                        Clifford Clark, Chief Financial Officer